SUB-ITEM 77D

MFS Cash Reserve Fund, MFS New Discovery Fund, MFS Research Growth and Income Fund, Research International Fund, MFS Strategic Growth Fund and MFS Value Fund, each a series of MFS Series Trust I, changed the asset amount in which such funds invests in from total assets to net assets in order to meet its investment objective as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.

MFS Cash Reserve Fund, a series of MFS Series Trust I, added disclosure regarding municipal securities, as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.

MFS Global Asset Allocation Fund, a series of MFS Series Trust I, added disclosure regarding issuer concentration, lower rated bonds and mortgage-backed securities as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.

MFS Manages Sectors Fund, a series of MFS Series Trust I, added disclosure regarding over-the-counter and diversified funds as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.

MFS New Discovery Fund, a series of MFS Series Trust I, added disclosure regarding short sales as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.

MFS Research Growth and Income Fund, a series of MFS Series Trust I, added disclosure regarding active and frequent trading as described in Post-Effective Amendment No. 41 to the Registration statement on Form N-1A (File Nos. 33-7638 and 811-4777), filed with the Securities and Exchange Commission via EDGAR on December 27, 2002, under Rule 485 under the Securities Act of 1933. Such description is hereby incorporated by reference.